SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 July 31, 1996
                Date of Report (Date of earliest event reported)



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                   0-23044                       93-0976127
(State or other jurisdiction    (Commission                    (IRS Employer
   of incorporation)            File Number)                 Identification No.)



                10802 Parkridge Boulevard, Reston, Virginia 22091
               (Address of principal executive offices) (Zip Code)



                                 (703) 758-6000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On July 31, 1996, American Mobile Satellite Corporation (the "Company") released to the press the statement attached hereto as Exhibit 99.7 and incorporated herein by this reference, announcing the appointment of Gary M. Parsons as president, chief executive officer and director of the Company, to succeed Brian B. Pemberton.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMERICAN MOBILE SATELLITE CORPORATION
                                           (Registrant)



Date:   August 1, 1996                     /s/ Randy S. Segal
                                           Randy S. Segal
                                           General Counsel





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                                  EXHIBIT INDEX

Exhibit
Number                                                Exhibit

99.7     --                American Mobile Satellite Corporation Press Release
                           No. 96-#19 dated July 31, 1996 (filed herewith).

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